PUTNAM DIVERSIFIED INCOME TRUST

                Prospectus Supplement dated April 28, 1997
                   to Prospectus dated January 30, 1997

The fifth paragraph of the section of the Prospectus entitled
"Distribution Plans - Class B and class M distribution plans" is replaced with the following:

Putnam Mutual Funds also pays to dealers, as additional compensation with respect to the sale of class M shares, 0.15% of such average net asset value of class M shares. For class M shares, the total annual payment to dealers equals 0.40% of such average net asset value.


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